Exhibit 10.4

AIRCRAFT TIME SHARING AGREEMENT

THIS AIRCRAFT TIME SHARING AGREEMENT (this “Agreement”) is made and entered into to be effective as of the ___ _______ (“Effective Date”), by and between THE SCOTTS COMPANY LLC, an Ohio limited liability company, having a mailing address at 14111 Scottslawn Road, Marysville, Ohio 43041, as operator (the “Operator”), and [EXECUTIVE OFFICER NAME], an individual resident of the State of Ohio, residing at [ADDRESS], as user (the “User”).

WITNESSETH:

WHEREAS, Operator has rightful possession and operational control of the aircraft described in Exhibit A attached hereto (the “Aircraft”);

WHEREAS, the Operator conducts significant business operations in interstate commerce, other than the business of providing transportation by air; and

WHEREAS, the Operator and the User desire to enter into a “time sharing agreement,” as that term is defined in the provisions of 14 C.F.R. § 91.501(b)(6) and (c)(1), as amended or replaced from time to time (“14 C.F.R. § 91.501(b)(6) and (c)(1)”), with respect to the Aircraft, on a flight-by-flight basis under the terms and conditions of this Agreement.

NOW, THEREFORE, the Operator and the User (collectively, the “Parties”) do hereby agree as follows:

Section 1.    Time Share of Aircraft.

1.1.    Subject Matter of Agreement. The Operator hereby agrees to provide the Aircraft to the User on a time-sharing basis, and the User hereby agrees to hire from the Operator, the Aircraft as now equipped, with flight crew, subject to each Aircraft’s availability.

1.2.    The parties acknowledge that (i) any rights of User contained herein are and remain, subject and subordinate to the Operator’s or any financing parties’ interest in and with respect to the Aircraft or any financing documents relating thereto, including the right to terminate such arrangements and recover the Aircraft, (ii) this Agreement shall not convey any lien on, or other property interest in or against the Aircraft, and (iii) User is not permitted any disposition of or to create any lien against the Aircraft.

1.3.    Effect of Agreement. Possession, care, maintenance, and operational control of the Aircraft shall be vested in the Operator at all times during the term of this Agreement. The User shall have the right to hire the Aircraft with flight crew during the term of this Agreement, on a flight-by-flight basis, so long as the User is not in default under this Agreement beyond any time provided for the cure thereof. The maximum number of hours the Aircraft shall be available to the User for flights under this Agreement during any twelve (12) month period commencing on the Effective Date may not exceed ______. In calculating flight hours for purposes of this annual-hours limitation, each flight hour for flights on the Aircraft will count as one (1) hour. For purposes of this Agreement, the term “flights under this Agreement” shall mean all flights of the Aircraft that are the subject of this Agreement and on which: (a) the User, or a person or persons designated by the User, is a passenger, or (b) the User is not a passenger, but such flight is required to position or ferry the Aircraft immediately prior to or after a flight described in clause (a) above, and does not otherwise serve a business purpose of the Operator determined in accordance with the terms and provisions of Operator’s policies concerning use of corporate aircraft.

1.4.    Truth in Leasing. An authorized representative of Operator shall execute the “Truth-in-Leasing Statement” set forth in this Agreement.

Section 2.    Term. The term of this Agreement shall be for a period of ______ and shall be automatically extended for additional ______ terms on the same conditions as set forth herein unless earlier terminated by either Party for any reason upon prior written notice to the other, such termination to become effective thirty (30) days from the date of such notice. This Agreement shall terminate immediately upon User’s termination of employment with the Operator.

Section 3.    Charge. The User shall pay as compensation for each flight under this Agreement a charge not to exceed the lesser of: (a) the direct operating cost per hour of the Aircraft that is used by the User for such flight (based on industry-standard information published, or flight-cost calculation software developed, by Conklin & de Decker or such other third-party, aircraft expert as selected by the Operator), or (b) the maximum charge allowed for such flight under a time-sharing agreement as set forth in 14 C.F.R. § 91.501(d), as amended or replaced from time to time (“14 C.F.R. § 91.501(d)”), which charges are more specifically described in Exhibit B attached hereto. Such charge shall be determined by the Operator, in its sole discretion, based on its actual expenses incurred with respect to each flight under this Agreement, broken down by the expenses permitted under 14 C.F.R. § 91.501(d), if necessary, and not affected by the ratios imposed by the flight-hour calculation. The Operator and the User shall mutually agree on the manner in which the User shall be billed or invoiced for the charge, but in all events the manner of billing or invoicing, and the time of payment, shall be on a basis reflecting an arm’s-length relationship between unrelated parties. As a guideline, invoices from the Operator should be issued at least quarterly, and payments for such invoices by the User may be satisfied in the form of a payroll deduction at a time not more than 60 days following the date of such invoices.

Section 4.    Location and Use of the Aircraft.

4.1.    Location of Aircraft. The Aircraft shall be principally hangared at Columbus, Ohio during the term of this Agreement. The Aircraft shall at all times be registered in the United States. The User may hire the Aircraft plus flight crew for flights in any geographic area of User’s choice except that the User agrees that he will not hire the Aircraft for flights into or over any area involved in war or insurrection.

4.2.    Use of Aircraft. The User may hire the Aircraft with flight crew only for flights under this Agreement that fall within the scope of operations that may be conducted under a time-sharing agreement as described in 14 C.F.R. § 91.501(b)(6) and (c)(1). Further, the User may hire the Aircraft with flight crew only for the purposes, and within the geographic limits, set forth in the insurance policy or policies obtained pursuant to Section 7 below.

4.3.    Lawful Operation. The User’s flights under this Agreement shall be in compliance with all laws of the jurisdictions in which the Aircraft may be operated and in accordance with rules of the Federal Aviation Administration (the “FAA”). In particular, the Aircraft shall at all times be operated within the limitations specified in the flight and maintenance manuals assigned to the Aircraft, as well as within the normal operating limitations under which the Aircraft is certified.

4.4.    Pilots. The Operator agrees that the Aircraft will be flown only by licensed and qualified pilots employed by the Operator or under contract to the Operator. The User has no right to select pilots on behalf of the Operator.

4.5.    Scheduling. The Operator retains the final authority regarding the scheduling of flights under this Agreement.

Section 5.    Filing of Agreement with FAA -- Truth in Leasing. The Operator or its agent shall file a signed copy of this Agreement with the FAA, Aircraft Registration Branch, Attn: Technical Section, P.O. Box 25724, Oklahoma City, Oklahoma 73125, within twenty-four (24) hours after the execution of this Agreement. The Operator shall keep a copy of this Agreement in the Aircraft at all times.

Section 6.    Maintenance of Aircraft. The Operator shall keep and maintain the Aircraft in good operating condition, and the Aircraft shall be completely airworthy, during the term of this Agreement.

Section 7.    Insurance.

7.1.    Third-Party Liability Insurance. During the term of this Agreement, the Operator shall at all times and at its own expense carry in full force and effect public liability, property damage, “all-risk” hull, and any other necessary policies of insurance in respect of the Aircraft naming the User as an additional insured.

7.2.    Evidence and Continuation of Insurance. Upon the User’s request, the Operator shall furnish to the User evidence of insurance in certificate form, in form and substance acceptable to the User.

Section 8.    Indemnification Provisions.

8.1.    Loss Events. During the term of this Agreement and subject to the provisions hereof, the User shall bear the risk of, and hold the Operator and any financing party and their respective affiliates, employees, officers, directors, agents or representatives harmless from, any and all claims, demands, liabilities, loss, damages, and all related fees, costs and expenses of whatever kind, nature, and degree which arise in law or otherwise in connection with the User’s inability to use the Aircraft for whatever reason. Such an occurrence shall hereinafter be referred to as a “Loss Event.”

8.2.    Report of Loss Event. The User shall report the occurrence of a Loss Event immediately to the Operator and, as required by law, to governmental agencies.

8.3.    Damage to User. User’s risk of loss pursuant to Section 8.1 shall extend to any claim for a Loss Event suffered by the User, and/or his guests, invitees, or agents, during the term of this Agreement.

Section 9.    Default and Remedies.

9.1.    Operator’s Default. The Operator shall be in default of its obligations under this Agreement if the Operator: (a) fails to perform any of its obligations under this Agreement and such failure continues for fifteen (15) days after receipt by the Operator of notice of such failure from the User; or (b) takes any action to prevent or hinder the performance by the User of any of his obligations under the Agreement. In the event of any default by the Operator, the User may terminate the Agreement immediately and pursue any other remedy available to the User in law or equity.

9.2.    User’s Default. The User shall be in default of his obligations under this Agreement if the User fails to perform any of his obligations under the Agreement and such failure continues for fifteen (15) days after receipt by the User of notice thereof from the Operator. In the event of any default by the User, the Operator may: (a) repossess the Aircraft without further demand, notice, or court order or other process of law; and (b) immediately terminate this Agreement. The Operator’s exercise of either or both of the remedies stated above shall not prejudice the Operator’s right to pursue any other remedy available to the Operator in law or equity. The Operator may elect not to exercise any of its rights to seek a remedy for an event of default under this Section 9.2. However, no waiver of enforcement of any of the Operator’s rights under this Agreement with respect to any event of default shall operate to affect or impair the Operator’s unenforced rights with respect to that event of default or any right with respect to another event of default by the User, past or future.

Section 10.    Risk of Loss.

10.1.    Risk of Loss. Risk of loss of, or damage to, the Aircraft shall be borne by Operator at all times during the term of the Agreement.

Section 11.    Miscellaneous.

11.1.    Assignment by User. The User shall not make any assignment or sublease of any rights and/or interest of the User provided for under this Agreement, nor shall the User delegate any obligations under this Agreement without the written consent of the Operator and any financing party.

11.2.    Assignment by Operator. The Operator may assign this Agreement or any rights and/or interest hereunder if such assignment complies with any financing terms relating to the Aircraft or is otherwise consented to by any such financing party in writing.

11.3.    Notice. Any notice given under this Agreement shall be sent by registered mail, certified mail, confirmed facsimile, or reputable overnight courier utilizing written proof of delivery to (i) Operator at The Scotts Company LLC, 14111 Scottslawn Road, Marysville, Ohio 43041, Attention: ______, and (ii) User at [ADDRESS]. A notice shall be deemed given when received. Any

Party may change its address stated herein by giving written notice thereof to the other party pursuant to this Section 11.3.

11.4.    Scope and Change of Agreement. The terms and conditions contained herein constitute the entire agreement of the Parties with respect to flights under this Agreement by the User. This Agreement shall supersede all communications, representations, or agreements, either oral or written, between the Parties with respect to the time sharing arrangement relating to the Aircraft with flight crew. No agreement or understanding which modifies the terms and conditions contained herein shall be binding upon a Party unless reduced to writing and signed by a duly-authorized representative of each Party.

11.5.    Liens and Encumbrances. Without the prior consent of the Operator, the User shall not create or incur any mortgage, lien, charge, or encumbrance of any kind with respect to any of his rights under this Agreement, the Aircraft, or any part thereof. If such encumbrances come into existence as a result of any act or omission of the User, the User at his sole expense shall promptly remove same.

11.6.    Successors and Assigns. This Agreement shall be binding on, and shall inure to the benefit of, the Operator and the User and their respective successors, as well as any of Operator’s assigns, provided that any assignment shall be made in accordance with the terms hereof and no other person shall have or acquire any rights under, or by virtue of, this Agreement.

11.7.    Survival of Agreement Provisions. All provisions of this Agreement which must survive the Agreement term for their full observance and performance shall survive the Agreement term.

11.8.    Governing Law and Forum. This Agreement shall be construed and interpreted in accordance with the local laws of the State of Ohio.

11.9.    Truth-in-Leasing Statement.

OPERATOR CERTIFIES THAT THE AIRCRAFT HAS BEEN INSPECTED AND MAINTAINED WITHIN THE TWELVE (12) MONTH PERIOD PRECEDING THE DATE OF THIS AGREEMENT (OR SUCH SHORTER PERIOD AS OPERATOR SHALL HAVE POSSESSED THE AIRCRAFT) IN ACCORDANCE WITH THE PROVISIONS OF PART 91 OF THE FEDERAL AVIATION REGULATIONS, AND THAT ALL APPLICABLE REQUIREMENTS FOR THE AIRCRAFT'S MAINTENANCE AND INSPECTION THEREUNDER HAVE BEEN MET.

OPERATOR AGREES, CERTIFIES AND ACKNOWLEDGES, AS EVIDENCED BY ITS SIGNATURE HEREIN, THAT WHENEVER THE AIRCRAFT IS OPERATED UNDER THIS AGREEMENT, OPERATOR SHALL BE KNOWN AS, CONSIDERED, AND SHALL IN FACT BE THE OPERATOR OF THE AIRCRAFT, AND THAT OPERATOR UNDERSTANDS ITS RESPONSIBILITIES FOR COMPLIANCE WITH APPLICABLE FEDERAL AVIATION REGULATIONS.

The Scotts Company LLC 14111 Scottslawn Road Marysville, Ohio 43041 By: Name: Title:

THE PARTIES UNDERSTAND THAT AN EXPLANATION OF FACTORS AND PERTINENT FEDERAL AVIATION REGULATIONS BEARING ON OPERATIONAL CONTROL CAN BE OBTAINED FROM THE NEAREST FAA FLIGHT STANDARDS DISTRICT OFFICE. USER UNDERSTANDS THAT A TRUE COPY OF THIS AGREEMENT WILL BE SENT BY OPERATOR TO: FEDERAL AVIATION ADMINISTRATION, AIRCRAFT REGISTRATION BRANCH, ATTN. TECHNICAL SECTION (AVN-450), P.O. BOX 25724, OKLAHOMA CITY, OKLAHOMA 73125, WITHIN 24 HOURS AFTER ITS EXECUTION, AS REQUIRED BY FAR SECTION 91.23(c)(1). FURTHER, THE PARTIES ACKNOWLEDGE THAT NO OPERATIONS UNDER THIS AGREEMENT SHALL BE PERMITTED UNTIL TIMELY NOTICE HAS BEEN DELIVERED OF THE FIRST FLIGHT HEREUNDER TO THE FLIGHT STANDARDS DISTRICT OFFICE TO THE POINT OF DEPARTURE AS REQUIRED BY FAR SECTION 91.23(c)(3).

[Signature page follows.]

IN WITNESS WHEREOF, the Parties have signed, or have caused their duly authorized officers or representatives to sign, this Agreement to be effective as of the Effective Date.

USER: ___________________________________ [EXECUTIVE OFFICER NAME]	OPERATOR: The Scotts Company LLC, an Ohio Limited Liability Company By:__________________________________ Name:________________________________ Title:_________________________________

Signature Page

EXHIBIT A

DESCRIPTION OF AIRCRAFT

[__]

Exhibit A

EXHIBIT B

FLIGHT CHARGE

The 14 C.F.R. § 91.501(d) charges described in Section 3 of this Agreement shall be an amount not to exceed the amount of the following categories of expenses actually incurred by the Operator with respect to any flight under this Agreement by the User:

(1)    Fuel, oil, lubricants, and other additives;

(2)    Travel expenses of the crew, including food, lodging, and ground transportation;

(3)    Hangar and tie-down costs away from the Aircrafts’ base of operation;

(4)    Insurance obtained for the specific flight;

(5)    Landing fees, airport taxes, and similar assessments;

(6)    Customs, foreign permit, and similar fees directly related to the flight;

(7)    In-flight food and beverages;

(8)    Passenger ground transportation;

(9)    Flight planning and weather contract services; and

(10)    An additional charge equal to 100% of the expenses listed in (1) above.

Exhibit B